UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21337

Western Asset Global High Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: May 31

Date of reporting period: November 30, 2016

ITEM 1. REPORT TO STOCKHOLDERS.

      The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	November 30, 2016

WESTERN ASSET

GLOBAL HIGH INCOME

FUND INC. (EHI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is total return.

Under normal market conditions, the Fund invests in a global portfolio of securities consisting of below investment grade fixed-income securities, emerging market fixed-income securities and investment grade fixed-income securities.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Global High Income Fund Inc. for the six-month reporting period ended November 30, 2016. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice

On August 15, 2016, Western Asset Global Partners Income Fund Inc. (NYSE: GDF) announced the results of the votes cast at GDF’s re-convened Special Shareholder Meeting held on August 12, 2016. GDF stockholders voted to approve the merger of GDF with and into Western Asset Global High Income Fund Inc. (NYSE:EHI). EHI stockholders previously voted to approve the merger of GDF with and into EHI at EHI’s Special Shareholder Meeting held on July 22, 2016.

On August 29, 2016, EHI announced the completion of the merger of GDF with and into EHI. As of that date, GDF stockholders became EHI stockholders. Each GDF share converted into an equivalent dollar amount (to the nearest $0.001) of full shares of EHI. The conversion price was based on each Fund’s net asset value (NAV) per share calculated at the close of business on August 26, 2016.

The conversion ratio was calculated at 0.910322 common shares of EHI for each GDF common share. EHI did not issue any fractional shares to GDF stockholders. In lieu thereof, EHI purchased all fractional shares at the current NAV and remitted the cash proceeds to former GDF stockholders in proportion to their fractional shares. EHI’s post-merger net assets totaled $505,503,956 and its NAV per common share was $11.17 based on approximately 45,242,240 shares outstanding, as of the close of business on August 26, 2016. For additional information, please contact the Fund at 1-888-777-0102 or consult the Fund’s web site at www.lmcef.com.

II	Western Asset Global High Income Fund Inc.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and

Chief Executive Officer

December 30, 2016

Western Asset Global High Income Fund Inc.	III

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the six months ended November 30, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first and second quarter 2016 U.S. gross domestic product (“GDP”)i growth was 0.8% and 1.4%, respectively. The U.S. Department of Commerce’s final reading for third quarter 2016 GDP growth — released after the reporting period ended — was 3.5%. The improvement in GDP growth in the third quarter 2016 reflected an increase in private inventory investment, an acceleration in exports, smaller decreases in state and local government spending and an upturn in federal government spending.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on November 30, 2016, the unemployment rate was 4.6%, as reported by the U.S. Department of Labor. This represented the lowest level since August 2007. The percentage of longer-term unemployed also declined over the period. In November 2016, 24.8% of Americans looking for a job had been out of work for more than six months, versus 25.8% when the period began.

Turning to the global economy, in its October 2016 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The forces shaping the global outlook — both those operating over the short term and those operating over the long term — point to subdued growth for 2016 and a gradual recovery thereafter, as well as to downside risks.” From a regional perspective, the IMF currently estimates 2016 growth in the Eurozone will be 1.7%, versus 2.0% in 2015. Japan’s economy is expected to expand 0.5% in 2016, the same as in 2015. Elsewhere, the IMF projects that overall growth in emerging market countries will tick up to 4.2% in 2016, versus 4.0% in 2015.

IV	Western Asset Global High Income Fund Inc.

Market review

Q. How did the Federal Reserve Board (the “Fed”)iii respond to the economic environment?

A. After an extended period of maintaining the federal funds rateiv at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at every meeting prior to its meeting in mid-December 2016. On December 14, 2016, after the reporting period ended, the Fed raised rates to a range between 0.50% and 0.75%. In the Fed’s statement after the December meeting it said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. In January 2015, before the reporting period began, the ECB announced that, beginning in March 2015, it would start a €60 billion-per-month bond buying program that was expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. In March 2016, the ECB announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. Finally, in December 2016 — after the reporting period ended — the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase €60 billion-per-month of bonds. Looking at other developed countries, in the aftermath of the June 2016 U.K. referendum to leave the European Union (“Brexit”), the Bank of England (“BoE”)vi lowered rates in October 2016 from 0.50% to 0.25% — an all-time low. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it lowered the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35%.

Q. Did Treasury yields trend higher or lower during the six months ended November 30, 2016?

A. Treasury yields moved sharply higher after the November 2016 U.S. elections given expectations for improving growth and higher inflation. All told, short- and long-term Treasury yields moved higher overall during the six months ended November 30, 2016. Two-year Treasury yields began the reporting period at 0.87% and ended the period at 1.11%. Their peak of 1.12% took place on both November 23 and November 25, 2016 and their low of 0.56% occurred on July 5, 2016. Ten-year Treasury yields began the reporting period at 1.84% and ended at their peak for the period at 2.37%. Their low of 1.37% occurred on both July 5 and July 8, 2016.

Western Asset Global High Income Fund Inc.	V

Investment commentary (cont’d)

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated with investor sentiment given signs of generally modest global growth, shifting expectations for future Fed monetary policy, Brexit, the aforementioned U.S. elections and several geopolitical issues. The broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexix, returned -0.92% during the six months ended November 30, 2016. Lower rated corporate bonds generated the best returns during the reporting period.

Q. How did the high-yield bond market perform over the six months ended November 30, 2016?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexx, gained 6.43% for the six months ended November 30, 2016. The high-yield market posted positive returns during the first five months of the reporting period. This was driven by several factors, including robust demand from investors looking to generate incremental yield in the low interest rate environment and stabilizing oil prices. The U.S. high-yield bond market then experienced a modest setback in November 2016 amid sharply rising interest rates.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xi gained 1.61% during the six months ended November 30, 2016. The asset class generated positive returns during the first four months of the reporting period. Supporting the asset class were stabilizing oil prices, accommodative global monetary policy and overall solid investor demand. Much of the asset class’ gains were then erased in October and November 2016, as demand weakened against a backdrop of rising interest rates in the U.S. and a sharp rally by the U.S. dollar.

Performance review

For the six months ended November 30, 2016, Western Asset Global High Income Fund Inc. returned 8.10% based on its net asset value (“NAV”)xii and 6.08% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Aggregate Index, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and the EMBI Global, returned -0.92%, 6.43% and 1.61%, respectively, over the same time frame. The Lipper High Yield (Leveraged) Closed-End Funds Category Averagexiii returned 8.13% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

VI	Western Asset Global High Income Fund Inc.

During this six-month period, the Fund made distributions to shareholders totaling $0.58 per share. As of November 30, 2016, the Fund estimates that 78% of the distributions were sourced from net investment income and 22% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of November 30, 2016. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2016 (unaudited)
Price Per Share	6-Month Total Return**
$10.82 (NAV)	8.10	%†
$9.53 (Market Price)	6.08	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “EHI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEHIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Global High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and

Chief Executive Officer

December 30, 2016

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

Western Asset Global High Income Fund Inc.	VII

Investment commentary (cont’d)

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. Fixed-income securities are subject to credit risk, inflation risk, call risk and interest rate risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options, futures contracts, swap agreements and credit default swaps, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political, regulatory and economic conditions. These risks are magnified in emerging or developing markets. High yield bonds, also known as “junk bonds”, involve greater credit risk (risk of default) and liquidity risk than investment grade bonds. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

VIII	Western Asset Global High Income Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China (“PBoC”) is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

ix

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[x]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xiii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 35 funds in the Fund’s Lipper category.

Western Asset Global High Income Fund Inc.	IX

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2016 and May 31, 2016 and does not include derivatives such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.
*	Effective August 31, 2016, the Financials sector was redefined to exclude real estate and a Real Estate sector was created.

Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — November 30, 2016

Total Spread Duration
EHI	— 4.61 years
Benchmark	— 5.54 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— 1/3 Bloomberg Barclays U.S. Aggregate Index, 1/3 JP Morgan Emerging Markets Bond Index Global and 1/3 Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EHI	— Western Asset Global High Income Fund Inc.
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

2	Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — November 30, 2016

Total Effective Duration
EHI	— 5.11 years
Benchmark	— 5.57 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— 1/3 Bloomberg Barclays U.S. Aggregate Index, 1/3 JP Morgan Emerging Markets Bond Index Global and 1/3 Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EHI	— Western Asset Global High Income Fund Inc.
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report	3

Schedule of investments (unaudited)

November 30, 2016

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 99.2%
Consumer Discretionary — 17.2%
Auto Components — 1.1%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	1,660,000		$1,597,750	(a)
Goodyear Tire & Rubber Co., Senior Notes	5.000%	5/31/26	990,000		985,050
IHO Verwaltungs GmbH, Senior Secured Bonds	4.125%	9/15/21	690,000		698,625	(a)(b)
IHO Verwaltungs GmbH, Senior Secured Bonds	4.750%	9/15/26	690,000		658,950	(a)(b)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	1,480,000		1,488,325	(a)
Total Auto Components					5,428,700
Diversified Consumer Services — 1.2%
Cengage Learning Inc., Senior Notes	9.500%	6/15/24	1,400,000		1,228,500	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	142,243	(c)
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	2,510,000		2,704,525	(a)
Service Corp. International, Senior Notes	7.625%	10/1/18	185,000		206,275
Service Corp. International, Senior Notes	7.500%	4/1/27	770,000		897,050
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	710,000		663,850
Total Diversified Consumer Services					5,842,443
Hotels, Restaurants & Leisure — 4.3%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,075,693		1,075,693	(a)(b)(d)
Brinker International Inc., Senior Notes	5.000%	10/1/24	2,060,000		2,065,150	(a)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	730,000		793,875
CCM Merger Inc., Senior Notes	9.125%	5/1/19	967,000		1,004,268	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	570,000		574,275
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	7/1/19	900,000		922,500	(a)
Enterprise Inns PLC, Secured Bonds	6.500%	12/6/18	494,000	GBP	668,200
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	1,095,000	GBP	1,481,132
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	850,000		871,250
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	650,000		683,313	(a)
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Senior Secured Notes	6.750%	11/15/21	2,700,000		2,713,500	(a)
Landry’s Inc., Senior Notes	6.750%	10/15/24	1,910,000		1,914,775	(a)
MGM Resorts International, Senior Notes	4.625%	9/1/26	870,000		833,025
Mohegan Tribal Gaming Authority, Senior Notes	7.875%	10/15/24	1,130,000		1,135,650	(a)
Scientific Games International Inc., Senior Secured Notes	7.000%	1/1/22	780,000		826,800	(a)
Viking Cruises Ltd., Senior Notes	8.500%	10/15/22	3,670,000		3,752,575	(a)
Total Hotels, Restaurants & Leisure					21,315,981

See Notes to Financial Statements.

4	Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Household Durables — 1.1%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	1,430,000		$1,456,812	(a)(b)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	1,200,000		1,170,000	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	1,180,000		1,233,100
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	220,000		229,350
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,480,000		1,413,400	(a)
Total Household Durables					5,502,662
Leisure Products — 0.2%
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	940,000		789,600	(a)
Media — 6.8%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	960,000		994,800
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.875%	4/1/24	1,150,000		1,220,438	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	2/15/26	710,000		731,300	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	1,860,000		1,944,896	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	570,000		642,617	(a)
DISH DBS Corp., Senior Notes	5.875%	7/15/22	1,090,000		1,130,875
DISH DBS Corp., Senior Notes	5.875%	11/15/24	690,000		702,075
DISH DBS Corp., Senior Notes	7.750%	7/1/26	560,000		619,500
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	20,000		20,724
iHeartCommunications Inc., Senior Notes	14.000%	2/1/21	1,001,213		402,988	(b)
LG FinanceCo Corp., Senior Notes	5.875%	11/1/24	670,000		670,000	(a)
MDC Partners Inc., Senior Notes	6.500%	5/1/24	1,990,000		1,718,862	(a)
SFR Group SA, Senior Secured Bonds	6.250%	5/15/24	2,710,000		2,689,675	(a)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	2,760,000		2,763,450	(a)
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	491,000		554,463
Time Warner Cable LLC, Senior Notes	8.750%	2/14/19	1,307,000		1,480,870
UBM PLC, Notes	5.750%	11/3/20	1,500,000		1,584,170	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	253,000		263,120	(a)
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	1,220,000		1,160,525	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	100,000	EUR	112,487	(a)
Viacom Inc., Senior Notes	3.450%	10/4/26	2,500,000		2,394,095
Viacom Inc., Senior Notes	4.375%	3/15/43	3,880,000		3,418,909
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	2,070,000		2,125,621	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	1,270,000		1,281,113	(a)
Ziggo Secured Finance BV, Senior Secured Notes	5.500%	1/15/27	2,970,000		2,858,625	(a)
Total Media					33,486,198

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Multiline Retail — 0.3%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	240,000	$257,400
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	260,000	237,900
Neiman Marcus Group Ltd. LLC, Senior Notes	8.000%	10/15/21	550,000	434,500	(a)
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	730,000	554,800	(a)(b)
Total Multiline Retail				1,484,600
Specialty Retail — 2.2%
American Greetings Corp., Senior Notes	7.375%	12/1/21	990,000	1,018,462
GameStop Corp., Senior Notes	6.750%	3/15/21	1,330,000	1,334,987	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	2,430,000	2,156,625	(a)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	610,000	643,550	(a)
L Brands Inc., Senior Notes	6.875%	11/1/35	890,000	894,450
L Brands Inc., Senior Notes	7.600%	7/15/37	1,170,000	1,181,700
PetSmart Inc., Senior Notes	7.125%	3/15/23	310,000	318,138	(a)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	1,280,000	1,334,400
ServiceMaster Co., LLC, Senior Notes	5.125%	11/15/24	1,660,000	1,668,300	(a)
Total Specialty Retail				10,550,612
Total Consumer Discretionary				84,400,796
Consumer Staples — 3.3%
Beverages — 0.5%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	990,000	925,650	(a)
Cott Beverages Inc., Senior Notes	6.750%	1/1/20	830,000	860,606
DS Services of America Inc., Secured Notes	10.000%	9/1/21	760,000	839,800	(a)
Total Beverages				2,626,056
Food & Staples — 0.2%
FAGE International SA/FAGE USA Dairy Industry Inc., Senior Notes	5.625%	8/15/26	1,000,000	1,002,500	(a)
Food & Staples Retailing — 0.3%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,290,000	1,217,438	(a)
Food Products — 1.6%
BRF SA, Senior Notes	4.750%	5/22/24	422,000	414,615	(a)
JBS USA LLC/JBS USA Finance Inc., Senior Notes	5.750%	6/15/25	540,000	531,900	(a)
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	2,200,000	2,195,875	(a)
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	1,280,000	1,276,800	(a)
Marfrig Holding Europe BV, Senior Notes	6.875%	6/24/19	410,000	418,200	(a)
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	1,180,000	1,182,950	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	1,920,000	1,948,800	(a)
Total Food Products				7,969,140

See Notes to Financial Statements.

6	Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Household Products — 0.3%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	510,000	$534,225
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	350,000	372,750
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	380,000	404,700
Total Household Products				1,311,675
Tobacco — 0.4%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,520,000	1,271,100
Alliance One International Inc., Senior Secured Notes	8.500%	4/15/21	720,000	727,200	(a)
Total Tobacco				1,998,300
Total Consumer Staples				16,125,109
Energy — 21.1%
Energy Equipment & Services — 0.9%
CGG, Senior Notes	6.500%	6/1/21	550,000	231,000
CGG, Senior Notes	6.875%	1/15/22	620,000	260,400
Ensco PLC, Senior Notes	4.700%	3/15/21	310,000	278,225
Ensco PLC, Senior Notes	5.750%	10/1/44	340,000	224,400
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	570,000	483,075	(a)
Pride International Inc., Senior Notes	6.875%	8/15/20	260,000	265,590
Pride International Inc., Senior Notes	7.875%	8/15/40	1,610,000	1,381,911
SESI LLC, Senior Notes	6.375%	5/1/19	1,110,000	1,101,675
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	1,030,000	438,265	(a)(d)
Total Energy Equipment & Services				4,664,541
Oil, Gas & Consumable Fuels — 20.2%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	50,000	56,459
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	580,000	327,700	*(e)
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	1,384,000	775,040	*(e)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	1,600,000	1,568,000	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	1,640,000	1,873,700	(a)
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	2,720,000	2,556,800
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	110,000	95,700
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	2,000,000	1,715,000
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	560,000	484,400
Continental Resources Inc., Senior Notes	5.000%	9/15/22	830,000	831,038
Continental Resources Inc., Senior Notes	4.500%	4/15/23	1,000,000	977,500
Continental Resources Inc., Senior Notes	3.800%	6/1/24	130,000	120,900
Continental Resources Inc., Senior Notes	4.900%	6/1/44	610,000	521,550

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.125%	3/1/22	800,000	$812,000
Devon Energy Corp., Debentures	7.950%	4/15/32	230,000	278,666
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	301,040	315,763	(c)
Ecopetrol SA, Senior Bonds	4.125%	1/16/25	30,000	27,404
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,260,000	1,411,200
Ecopetrol SA, Senior Notes	5.875%	9/18/23	262,000	271,432
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,820,000	1,498,770
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	70,000	85,162
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	130,000	145,925
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	550,000	568,416
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	9.375%	5/1/20	640,000	539,392
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	510,000	359,550
EP Energy LLC/Everest Acquisition Finance Inc., Senior Secured Notes	8.000%	11/29/24	660,000	680,625	(a)
Freeport-McMoRan Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.125%	6/15/19	490,000	505,925
Freeport-McMoRan Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.875%	2/15/23	1,840,000	1,978,000
Gazprom OAO Via Gaz Capital SA, Loan Participation Notes, Senior Notes	6.510%	3/7/22	1,920,000	2,079,456	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.750%	8/1/22	610,000	626,775
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	4,320,000	4,144,500	(a)
Holly Energy Partners LP/Holly Energy Finance Corp., Senior Notes	6.000%	8/1/24	550,000	574,750	(a)
Kerr-McGee Corp., Notes	6.950%	7/1/24	920,000	1,070,759
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	1,390,000	1,650,183
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	912,000	932,724	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	496,000	546,652	(c)
LUKOIL International Finance BV, Senior Notes	4.563%	4/24/23	740,000	737,787	(a)
Magnum Hunter Resources Corp. Escrow	—	—	3,390,000	0	*(d)(f)
MEG Energy Corp., Senior Notes	6.500%	3/15/21	930,000	841,650	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	240,000	210,600	(a)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	680,000	486,200	(a)
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	1,500,000	1,503,750	(a)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	1,430,000	1,501,500	(a)
Oasis Petroleum Inc., Senior Notes	7.250%	2/1/19	1,350,000	1,377,000
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	1,930,000	1,958,950

See Notes to Financial Statements.

8	Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	790,000	$813,700
ONGC Videsh Ltd., Senior Notes	4.625%	7/15/24	570,000	588,601	(c)
Pacific Exploration and Production Corp., Senior Secured Notes	10.000%	11/2/21	1,410,000	1,528,087	(b)
Petrobras Global Finance BV, Senior Notes	3.000%	1/15/19	970,000	948,175
Petrobras Global Finance BV, Senior Notes	4.875%	3/17/20	1,400,000	1,372,980
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	1,210,000	1,069,640
Petrobras Global Finance BV, Senior Notes	6.875%	1/20/40	2,190,000	1,831,387
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	4,610,000	3,796,104
Petrobras Global Finance BV, Senior Notes	7.250%	3/17/44	900,000	781,605
Petroleos de Venezuela SA, Senior Bonds	6.000%	5/16/24	8,375,000	3,151,931	(c)
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	3,535,000	3,626,203	(a)
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	4,097,000	3,627,074
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,285,000	1,385,436	(a)
PT Pertamina Persero, Senior Notes	5.250%	5/23/21	1,610,000	1,696,644	(a)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	940,000	947,191	(a)
Rice Energy Inc., Senior Notes	7.250%	5/1/23	2,850,000	3,006,750
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	1,020,000	1,040,400	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,070,000	1,091,400	(a)
Rosneft Finance SA, Senior Notes	6.625%	3/20/17	300,000	303,669	(c)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	1,070,000	1,130,409	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	740,000	784,400
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.000%	3/15/27	290,000	287,100	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,710,000	1,633,050
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	3,880,000	3,414,400
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	720,000	588,600	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.125%	2/1/25	1,390,000	1,375,238	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.375%	2/1/27	1,480,000	1,465,200	(a)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.125%	10/15/21	220,000	230,313
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.375%	5/1/24	610,000	660,325
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.250%	1/15/25	1,550,000	1,573,250
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	1,500,000	1,863,213	(a)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	560,000	558,600	(a)
Ultrapar International SA, Senior Notes	5.250%	10/6/26	500,000	495,000	(a)
Whiting Petroleum Corp., Senior Notes	5.000%	3/15/19	670,000	664,975
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	580,000	569,125
Williams Cos. Inc., Debentures	7.500%	1/15/31	340,000	376,550

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	740,000	$701,150
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	680,000	666,400
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	486,000	571,050
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	1,510,000	1,434,500
WPX Energy Inc., Senior Notes	7.500%	8/1/20	430,000	455,800
WPX Energy Inc., Senior Notes	8.250%	8/1/23	180,000	199,350
YPF Sociedad Anonima, Senior Notes	8.500%	3/23/21	820,000	867,416	(a)
YPF Sociedad Anonima, Senior Notes	8.750%	4/4/24	950,000	985,625	(a)
YPF Sociedad Anonima, Senior Notes	8.500%	7/28/25	920,000	938,124	(a)
Total Oil, Gas & Consumable Fuels				98,721,393
Total Energy				103,385,934
Financials — 12.8%
Banks — 7.1%
Banco Bilbao Vizcaya Argentaria Colombia SA, Subordinated Notes	4.875%	4/21/25	540,000	535,950	(a)
Banco Nacional de Costa Rica, Senior Notes	5.875%	4/25/21	450,000	450,900	(a)
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	1,200,000	1,250,340	(g)(h)
Bank of America Corp., Notes	6.875%	4/25/18	390,000	416,255
Bank of America Corp., Senior Notes	5.650%	5/1/18	490,000	514,900
Bank of America Corp., Senior Notes	7.625%	6/1/19	1,480,000	1,667,418
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	2,520,000	3,118,021	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	3,430,000	3,771,714
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	420,000	428,642	(g)(h)
BBVA Banco Continental SA, Subordinated Notes	5.250%	9/22/29	240,000	246,000	(a)(g)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	1,360,000	1,354,900	(a)(g)(h)
CIT Group Inc., Senior Notes	5.000%	8/15/22	470,000	490,563
CIT Group Inc., Senior Notes	5.000%	8/1/23	2,070,000	2,137,275
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	660,000	655,050	(g)(h)
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	1,260,000	1,395,639	(a)(g)(h)
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	2,160,000	2,244,704	(a)(g)(h)
Export-Import Bank of China, Senior Notes	2.850%	9/16/20	550,000	551,225	(a)
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	450,000	462,828
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	2,230,000	2,225,540	(g)(h)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	12/15/16	2,210,000	2,220,277	(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	660,000	760,650	(g)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes	8.625%	8/15/21	760,000	749,550	(g)(h)

See Notes to Financial Statements.

10	Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	760,000		$739,852
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	490,000		540,115
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	1,810,000	AUD	1,375,722	(c)(g)
Santander UK Group Holdings PLC, Junior Subordinated Bonds	7.375%	6/24/22	1,240,000	GBP	1,526,664	(c)(g)(h)
Sberbank of Russia Via SB Capital SA, Subordinated Notes	5.500%	2/26/24	2,700,000		2,682,787	(c)(g)
Shinhan Bank, Subordinated Notes	3.875%	3/24/26	400,000		396,120	(a)
Total Banks					34,909,601
Capital Markets — 2.1%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	840,000		843,959
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	1,580,000		1,611,600	(a)
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	330,000		348,190
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	1,430,000		1,593,175
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,800,000		3,460,887
Magyar Export-Import Bank Zrt., Senior Bonds	4.000%	1/30/20	1,830,000		1,882,045	(a)
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	470,000		498,922
Total Capital Markets					10,238,778
Consumer Finance — 1.0%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	129,000		144,157
American Express Co., Junior Subordinated Notes	5.200%	11/15/19	540,000		526,500	(g)(h)
American Express Co., Notes	7.000%	3/19/18	260,000		277,281
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	970,000		1,090,790
Navient Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	840,000		907,200
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	240,000		264,300
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	1,760,000		1,452,000	(a)
Total Consumer Finance					4,662,228
Diversified Financial Services — 2.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Bonds	4.250%	7/1/20	580,000		596,675
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	640,000		664,000
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	4.625%	10/30/20	180,000		187,875
Banco Nacional de Comercio Exterior SNC, Senior Notes	4.375%	10/14/25	1,340,000		1,316,550	(a)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,620,000		1,651,425
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	980,000		1,030,225
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	230,000		248,124
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,620,000		3,071,950

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — continued
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	580,000		$635,262
Nationwide Building Society, Junior Subordinated Notes	6.875%	6/20/19	1,080,000	GBP	1,311,770	(c)(g)(h)
Total Diversified Financial Services					10,713,856
Insurance — 0.4%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	650,000		646,750	(a)
Galaxy Bidco Ltd., Senior Secured Notes	6.375%	11/15/20	410,000	GBP	530,228	(c)
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	680,000		564,400
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	250,000		305,625	(a)
Total Insurance					2,047,003
Total Financials					62,571,466
Health Care — 6.2%
Biotechnology — 0.1%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	580,000		553,900	(a)
Health Care Equipment & Supplies — 1.4%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	2,120,000	EUR	2,263,733	(a)
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	750,000		620,625
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	430,000		377,325	(a)
Greatbatch Ltd., Senior Notes	9.125%	11/1/23	1,030,000		1,009,400	(a)
Immucor Inc., Senior Notes	11.125%	8/15/19	1,500,000		1,380,000
Kinetic Concepts Inc./KCI USA Inc., Senior Secured Notes	7.875%	2/15/21	1,310,000		1,385,325	(a)
Total Health Care Equipment & Supplies					7,036,408
Health Care Providers & Services — 3.5%
BioScrip Inc., Senior Notes	8.875%	2/15/21	910,000		702,975
Centene Corp., Senior Notes	5.625%	2/15/21	830,000		856,975
Centene Corp., Senior Notes	4.750%	5/15/22	920,000		910,800
Centene Corp., Senior Notes	6.125%	2/15/24	630,000		641,718
Centene Corp., Senior Notes	4.750%	1/15/25	770,000		739,200
DaVita Inc., Senior Notes	5.750%	8/15/22	1,150,000		1,197,437
DaVita Inc., Senior Notes	5.125%	7/15/24	1,210,000		1,197,144
DaVita Inc., Senior Notes	5.000%	5/1/25	1,690,000		1,651,975
HCA Inc., Senior Secured Notes	5.250%	6/15/26	820,000		822,936
Humana Inc., Senior Notes	7.200%	6/15/18	2,000,000		2,165,768
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	1,580,000		1,390,400
Synlab Unsecured Bondco PLC, Senior Bonds	8.250%	7/1/23	640,000	EUR	731,612	(c)
Tenet Healthcare Corp., Secured Notes	7.500%	1/1/22	890,000		917,256	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	1,890,000		1,738,800
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,600,000		1,531,200
Total Health Care Providers & Services					17,196,196

See Notes to Financial Statements.

12	Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Pharmaceuticals — 1.2%
Valeant Pharmaceuticals International Inc., Senior Notes	7.000%	10/1/20	1,760,000		$1,531,200	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	510,000		436,050	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	1,560,000		1,324,050	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	3,030,000		2,499,750	(a)
Total Pharmaceuticals					5,791,050
Total Health Care					30,577,554
Industrials — 8.9%
Aerospace & Defense — 0.6%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,700,000		1,670,250	(a)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	1,060,000		1,062,650
Total Aerospace & Defense					2,732,900
Air Freight & Logistics — 0.4%
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	400,000		415,500	(a)
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	1,330,000		1,363,250	(a)
Total Air Freight & Logistics					1,778,750
Airlines — 0.5%
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	359,042		372,057	(a)
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	1,278		1,318
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	258,847		294,762
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	66,735		67,031
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	1,300,000	GBP	1,649,891	(c)
Total Airlines					2,385,059
Building Products — 0.6%
GTL Trade Finance Inc., Senior Notes	7.250%	4/16/44	1,510,000		1,381,650	(a)
Standard Industries Inc., Senior Notes	5.125%	2/15/21	660,000		689,700	(a)
Standard Industries Inc., Senior Notes	5.500%	2/15/23	980,000		1,011,850	(a)
Total Building Products					3,083,200
Commercial Services & Supplies — 1.7%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	590,000		548,700	(a)
GFL Environmental Inc., Senior Notes	9.875%	2/1/21	1,730,000		1,885,700	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	610,000		573,400
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	490,000		520,625
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	200,000		208,000
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	1,310,000		1,311,376
West Corp., Senior Notes	5.375%	7/15/22	3,550,000		3,421,312	(a)
Total Commercial Services & Supplies					8,469,113

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Construction & Engineering — 0.7%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	910,000		$987,350	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	1,065,320		958,788	(a)(b)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	950,000		952,375	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	880,000		470,800	*(a)(e)
Total Construction & Engineering					3,369,313
Electrical Equipment — 0.5%
International Wire Group Inc., Senior Notes	10.750%	8/1/21	980,000		917,525	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	470,000		467,650	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	200,000	EUR	223,936	(a)
WESCO Distribution Inc., Senior Notes	5.375%	6/15/24	950,000		952,375	(a)
Total Electrical Equipment					2,561,486
Industrial Conglomerates — 0.2%
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	400,000		371,500	(a)
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	750,000		790,645	(a)
Total Industrial Conglomerates					1,162,145
Machinery — 1.3%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	3,420,000		3,454,200	(a)
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	880,000		699,600	(a)
DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,110,000		2,196,615	(a)
Total Machinery					6,350,415
Marine — 0.3%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,580,000		1,307,450	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	810,000		166,050	*(e)
Total Marine					1,473,500
Road & Rail — 0.8%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	2,162,000		1,989,040	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	1,620,000		1,676,700	(a)
Total Road & Rail					3,665,740
Trading Companies & Distributors — 0.4%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	2,020,000		2,136,150
Transportation — 0.5%
Mexico City Airport Trust, Senior Secured Bonds	5.500%	10/31/46	1,440,000		1,274,400	(a)
Mexico City Airport Trust, Senior Secured Notes	4.250%	10/31/26	250,000		240,000	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,502,774		946,748	(a)(b)
Total Transportation					2,461,148

See Notes to Financial Statements.

14	Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Transportation Infrastructure — 0.4%
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	480,000		$498,288	(a)
PT Pelabuhan Indonesia II, Senior Bonds	4.250%	5/5/25	1,240,000		1,191,640	(a)
Total Transportation Infrastructure					1,689,928
Total Industrials					43,318,847
Information Technology — 2.3%
Electronic Equipment, Instruments & Components — 0.1%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	440,000		438,350
Internet Software & Services — 0.2%
Match Group Inc., Senior Notes	6.375%	6/1/24	880,000		932,800
IT Services — 0.7%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	300,000		141,000	(a)
First Data Corp., Senior Secured Notes	6.750%	11/1/20	663,000		689,372	(a)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	2,500,000		2,531,250	(a)
Total IT Services					3,361,622
Software — 0.3%
Oberthur Technologies Holding SAS, Senior Secured Notes	9.250%	4/30/20	1,290,000	EUR	1,435,703	(a)
Technology Hardware, Storage & Peripherals — 1.0%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Notes	5.875%	6/15/21	1,620,000		1,706,868	(a)
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Notes	7.125%	6/15/24	940,000		1,027,723	(a)
Seagate HDD Cayman, Senior Bonds	4.750%	6/1/23	410,000		398,469
Seagate HDD Cayman, Senior Bonds	4.750%	1/1/25	1,330,000		1,241,056
Seagate HDD Cayman, Senior Bonds	4.875%	6/1/27	630,000		553,405
Total Technology Hardware, Storage & Peripherals					4,927,521
Total Information Technology					11,095,996
Materials — 11.5%
Chemicals — 2.7%
Alpek SAB de CV, Senior Notes	4.500%	11/20/22	617,000		609,288	(a)
Axalta Coating Systems LLC, Senior Notes	4.875%	8/15/24	1,330,000		1,326,675	(a)
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	1,060,000		1,038,164	(c)
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	820,000		869,200	(a)
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	200,000		189,500	(a)
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	613,614		591,370	(a)(b)
Kissner Holdings LP/Kissner Milling Co., Ltd./BSC Holding Inc./Kissner USA, Senior Secured Notes	8.375%	12/1/22	1,500,000		1,496,250	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	549,000		557,235	(c)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Chemicals — continued
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	510,000	$517,650	(a)
OCP SA, Senior Notes	5.625%	4/25/24	1,250,000	1,292,363	(a)
OCP SA, Senior Notes	4.500%	10/22/25	1,070,000	1,017,035	(a)
PQ Corp., Senior Secured Notes	6.750%	11/15/22	440,000	466,400	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.000%	12/1/18	1,670,000	1,661,650	(a)
Valvoline Inc., Senior Notes	5.500%	7/15/24	1,650,000	1,713,937	(a)
Total Chemicals				13,346,717
Construction Materials — 0.7%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	580,000	580,000	(a)
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	240,000	240,000	(c)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	870,000	948,300	(a)
Cimpor Financial Operations BV, Senior Notes	5.750%	7/17/24	1,130,000	916,712	(a)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	810,000	637,875	(a)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	330,000	258,225	(a)
Total Construction Materials				3,581,112
Containers & Packaging — 1.9%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.250%	5/15/24	800,000	839,000	(a)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	1,580,000	1,651,100	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	1,040,000	1,027,000	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	510,000	562,275
Pactiv LLC, Senior Notes	7.950%	12/15/25	2,220,000	2,408,700
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	760,000	627,000	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.125%	7/15/23	340,000	343,825	(a)
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	1,515,000	1,456,294	(a)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	160,000	167,200	(c)
Total Containers & Packaging				9,082,394
Metals & Mining — 5.7%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	890,000	956,750	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	1,870,000	1,986,875	(a)
Anglo American Capital PLC, Senior Notes	3.625%	5/14/20	1,240,000	1,246,200	(a)
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	520,000	523,900	(a)
Anglo American Capital PLC, Senior Notes	4.875%	5/14/25	1,470,000	1,499,400	(a)
ArcelorMittal SA, Senior Notes	8.000%	10/15/39	1,140,000	1,211,250
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	460,000	464,600	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	360,000	375,300
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	830,000	817,550

See Notes to Financial Statements.

16	Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	680,000	$642,600
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	960,000	825,600
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,086,308	43,452	*(a)(e)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	13,808	0	(d)(f)
Novelis Corp., Senior Notes	5.875%	9/30/26	1,180,000	1,181,475	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	260,000	301,932
Southern Copper Corp., Senior Notes	6.750%	4/16/40	730,000	766,198
Southern Copper Corp., Senior Notes	5.250%	11/8/42	2,380,000	2,173,218
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	520,000	537,706
Steel Dynamics Inc., Senior Notes	5.000%	12/15/26	713,000	718,348	(a)
Teck Resources Ltd., Senior Notes	3.000%	3/1/19	420,000	418,950
Teck Resources Ltd., Senior Notes	8.000%	6/1/21	1,160,000	1,277,044	(a)
Teck Resources Ltd., Senior Notes	8.500%	6/1/24	1,520,000	1,778,400	(a)
Vale Overseas Ltd., Senior Notes	5.875%	6/10/21	450,000	472,725
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	4,660,000	4,636,700
Vale SA, Senior Notes	5.625%	9/11/42	3,280,000	2,836,741
Total Metals & Mining				27,692,914
Paper & Forest Products — 0.5%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	264,000	293,130
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	405,000	417,184
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	200,000	196,740
Inversiones CMPC SA, Notes	4.375%	5/15/23	460,000	459,400	(a)
Inversiones CMPC SA, Senior Notes	4.750%	1/19/18	710,000	725,944	(a)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	500,000	507,811	(a)
Total Paper & Forest Products				2,600,209
Total Materials				56,303,346
Real Estate — 1.5%
Equity Real Estate Investment Trusts (REITs) — 0.8%
CoreCivic Inc., Senior Notes	4.125%	4/1/20	110,000	109,725
CoreCivic Inc., Senior Notes	5.000%	10/15/22	570,000	565,725
CoreCivic Inc., Senior Notes	4.625%	5/1/23	600,000	586,500
GEO Group Inc., Senior Notes	6.000%	4/15/26	710,000	685,150
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer Inc., Senior Notes	4.500%	9/1/26	930,000	895,125	(a)
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	780,000	803,400
Trust F/1401, Senior Notes	6.950%	1/30/44	400,000	362,000	(a)
Total Equity Real Estate Investment Trusts (REITs)				4,007,625

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Real Estate Management & Development — 0.7%
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	1,820,000	$1,911,000
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	1,190,000	1,294,125	(a)
Total Real Estate Management & Development				3,205,125
Total Real Estate				7,212,750
Telecommunication Services — 12.0%
Diversified Telecommunication Services — 6.0%
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	910,000	953,955	(a)
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	1,140,000	1,122,654	(a)
British Telecommunications PLC, Bonds	9.375%	12/15/30	240,000	366,320
CenturyLink Inc., Senior Notes	6.750%	12/1/23	250,000	250,937
CenturyLink Inc., Senior Notes	7.650%	3/15/42	3,255,000	2,771,632
Cincinnati Bell Telephone Co., LLC, Senior Debentures	6.300%	12/1/28	50,000	49,000
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	1,410,000	1,432,912	(a)
Empresa Nacional de Telecomunicaciones SA, Senior Notes	4.875%	10/30/24	470,000	471,376	(a)
Frontier Communications Corp., Senior Notes	11.000%	9/15/25	1,380,000	1,388,625
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	2,740,000	2,774,250	(a)
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	190,000	251,773
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	90,000	93,263
Level 3 Financing Inc., Senior Notes	5.250%	3/15/26	2,200,000	2,167,000	(a)
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	3,700,000	1,063,750	*(a)(e)
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	1,000,000	287,500	*(c)(e)
Ooredoo International Finance Ltd., Senior Notes	4.750%	2/16/21	620,000	668,127	(a)
Telecom Italia Capital SA, Senior Notes	7.200%	7/18/36	780,000	783,666
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	4,740,000	4,686,675	(a)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	3,000,000	3,210,999
Windstream Services LLC, Senior Notes	7.750%	10/15/20	3,930,000	4,018,425
Windstream Services LLC, Senior Notes	7.750%	10/1/21	330,000	330,000
Windstream Services LLC, Senior Notes	6.375%	8/1/23	340,000	297,500
Total Diversified Telecommunication Services				29,440,339
Wireless Telecommunication Services — 6.0%
Altice Financing SA, Senior Secured Bonds	7.500%	5/15/26	3,010,000	3,058,912	(a)
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	844,000	875,532
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	380,000	438,900	(a)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	1,210,000	1,309,825	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	2,400,000	2,802,000	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	560,000	540,064
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,160,000	1,220,900

See Notes to Financial Statements.

18	Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,410,000	$2,654,013	(a)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	1,650,000	1,716,000
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	3,455,000	4,146,000
Sprint Corp., Senior Notes	7.250%	9/15/21	1,440,000	1,479,600
Sprint Corp., Senior Notes	7.875%	9/15/23	2,960,000	3,063,600
Sprint Spectrum Co. LLC/ Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	1,940,000	1,949,700	(a)
T-Mobile USA Inc., Senior Notes	6.542%	4/28/20	120,000	124,013
T-Mobile USA Inc., Senior Notes	6.633%	4/28/21	20,000	20,925
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	1,190,000	1,249,500
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	820,000	909,196	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	1,050,000	1,170,750	(c)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	450,000	501,750	(a)
Total Wireless Telecommunication Services				29,231,180
Total Telecommunication Services				58,671,519
Utilities — 2.4%
Electric Utilities — 1.2%
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	570,000	564,300	(a)
Comision Federal de Electricidad, Senior Notes	6.125%	6/16/45	600,000	563,250	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	330,000	413,514
Lamar Funding Ltd., Senior Bonds	3.958%	5/7/25	210,000	194,644	(c)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	650,000	735,923	(c)
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	1,600,000	1,058,000
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	1,840,000	1,920,500
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	200,000	199,722	(a)
Total Electric Utilities				5,649,853
Gas Utilities — 0.3%
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	520,000	520,000	(a)
Southern Natural Gas Co., LLC, Senior Notes	8.000%	3/1/32	70,000	86,531
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	950,000	973,750	(a)
Total Gas Utilities				1,580,281
Independent Power and Renewable Electricity Producers — 0.9%
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,699,000	1,777,579	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	3,312,601	2,795,007
Total Independent Power and Renewable Electricity Producers				4,572,586
Total Utilities				11,802,720
Total Corporate Bonds & Notes (Cost — $466,811,901)				485,466,037

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — 0.2%
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	110,125	$1	*(a)(e)
Greenpoint Manufactured Housing, 1999-3 2A2	4.066%	6/19/29	200,000	183,506	(g)
Greenpoint Manufactured Housing, 1999-4 A2	4.066%	2/20/30	200,000	180,564	(g)
Greenpoint Manufactured Housing, 2001-2 IA2	4.029%	2/20/32	250,000	226,128	(g)
Greenpoint Manufactured Housing, 2001-2 IIA2	4.035%	3/13/32	400,000	362,354	(g)
Total Asset-Backed Securities (Cost — $1,031,428)				952,553
Collateralized Mortgage Obligations — 0.2%
Commercial Mortgage Trust, 2015-LC21 E	3.250%	7/10/48	500,000	264,677	(a)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 E	4.772%	8/15/48	400,000	253,724	(a)(g)
Wells Fargo Commercial Mortgage Trust, 2015-C28 E	3.000%	5/15/48	400,000	217,769	(a)
Total Collateralized Mortgage Obligations (Cost — $863,186)				736,170
Convertible Bonds & Notes — 0.6%
Consumer Discretionary — 0.3%
DISH Network Corp., Senior Notes	3.375%	8/15/26	1,300,000	1,459,250	(a)
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., Senior Notes	5.500%	9/15/26	680,000	722,500	(a)
Materials — 0.1%
Chemicals — 0.1%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	310,000	302,250
Metals & Mining — 0.0%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	1,191,934	244,346	(a)(b)
Total Materials				546,596
Total Convertible Bonds & Notes (Cost — $3,458,694)				2,728,346
Senior Loans — 1.4%
Consumer Discretionary — 0.4%
Hotels, Restaurants & Leisure — 0.2%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	710,000	713,217	(i)(j)
Specialty Retail — 0.1%
Spencer Gifts LLC, Second Lien Term Loan	9.250%	6/29/22	790,000	651,750	(i)(j)
Textiles, Apparel & Luxury Goods — 0.1%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	600,850	444,629	(i)(j)
Total Consumer Discretionary				1,809,596
Energy — 0.5%
Energy Equipment & Services — 0.2%
Hercules Offshore LLC, Exit Term Loan	10.500%	5/6/20	1,253,127	1,209,017	(d)(i)(j)

See Notes to Financial Statements.

20	Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — 0.3%
Chesapeake Energy Corp., Term Loan	8.500%	8/23/21	530,000		$563,655	(i)(j)
Magnum Hunter Resources Inc., Exit Term Loan	8.000%	5/6/19	322,946		322,138	(i)(j)
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	603,570		529,256	(i)(j)
Total Oil, Gas & Consumable Fuels					1,415,049
Total Energy					2,624,066
Health Care — 0.3%
Health Care Equipment & Supplies — 0.1%
Lantheus Medical Imaging Inc., Term Loan	7.000%	6/30/22	578,695		570,979	(i)(j)
Health Care Providers & Services — 0.2%
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	924,000		917,070	(i)(j)
Total Health Care					1,488,049
Utilities — 0.2%
Electric Utilities — 0.2%
Panda Temple II Power LLC, New Term Loan B	7.250%	4/3/19	396,441		368,690	(i)(j)
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	876,650		780,219	(i)(j)
Total Utilities					1,148,909
Total Senior Loans (Cost — $7,571,551)					7,070,620
Sovereign Bonds — 21.3%
Argentina — 4.8%
City of Buenos Aires Argentina, Senior Notes	7.500%	6/1/27	3,280,000		3,288,200	(a)
Provincia de Buenos Aires, Senior Notes	9.950%	6/9/21	960,000		1,060,800	(c)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	3,600,000		3,816,000	(a)
Provincia de Cordoba, Senior Notes	7.125%	6/10/21	730,000		735,475	(a)
Republic of Argentina, Bonds	22.750%	3/5/18	21,300,000	ARS	1,363,594
Republic of Argentina, Senior Notes	6.875%	4/22/21	1,450,000		1,515,250	(a)
Republic of Argentina, Senior Notes	7.500%	4/22/26	4,760,000		4,819,500	(a)
Republic of Argentina, Senior Notes	8.280%	12/31/33	4,192,094		4,307,376
Republic of Argentina, Senior Notes	7.125%	7/6/36	760,000		701,480	(a)
Republic of Argentina, Senior Notes	7.625%	4/22/46	1,860,000		1,776,300	(a)
Total Argentina					23,383,975
Armenia — 0.2%
Republic of Armenia, Senior Notes	6.000%	9/30/20	820,000		838,224	(c)
Brazil — 0.8%
Federative Republic of Brazil, Notes	10.000%	1/1/23	12,440,000	BRL	3,412,934
Federative Republic of Brazil, Senior Notes	8.000%	1/15/18	604,667		628,612
Total Brazil					4,041,546

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Colombia — 1.4%
Republic of Colombia, Senior Bonds	11.750%	2/25/20	544,000	$693,600
Republic of Colombia, Senior Bonds	7.375%	9/18/37	4,542,000	5,416,335
Republic of Colombia, Senior Notes	7.375%	3/18/19	753,000	836,583
Total Colombia				6,946,518
Costa Rica — 0.3%
Republic of Costa Rica, Notes	7.000%	4/4/44	1,480,000	1,367,994	(a)
Croatia — 0.3%
Republic of Croatia, Senior Notes	6.625%	7/14/20	630,000	685,352	(a)
Republic of Croatia, Senior Notes	5.500%	4/4/23	450,000	474,424	(c)
Republic of Croatia, Senior Notes	5.500%	4/4/23	410,000	432,253	(a)
Total Croatia				1,592,029
Dominican Republic — 0.7%
Dominican Republic, Senior Notes	5.500%	1/27/25	120,000	115,781	(a)
Dominican Republic, Senior Notes	6.850%	1/27/45	3,630,000	3,466,650	(a)
Total Dominican Republic				3,582,431
Ecuador — 0.7%
Republic of Ecuador, Senior Bonds	10.500%	3/24/20	1,650,000	1,732,500	(a)
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	890,000	936,725	(a)
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	630,000	582,750	(c)
Total Ecuador				3,251,975
Egypt — 0.1%
Arab Republic of Egypt, Senior Notes	5.875%	6/11/25	570,000	524,400	(a)
Gabon — 0.2%
Gabonese Republic, Bonds	6.375%	12/12/24	720,000	633,201	(a)
Gabonese Republic, Senior Bonds	6.950%	6/16/25	520,000	458,689	(a)
Total Gabon				1,091,890
Ghana — 0.3%
Republic of Ghana, Bonds	8.125%	1/18/26	270,000	250,437	(a)
Republic of Ghana, Bonds	10.750%	10/14/30	920,000	1,036,242	(a)
Republic of Ghana, Senior Notes	9.250%	9/15/22	230,000	234,743	(a)
Total Ghana				1,521,422
Honduras — 0.1%
Republic of Honduras, Senior Notes	7.500%	3/15/24	400,000	418,000	(c)
Hungary — 0.7%
Republic of Hungary, Senior Notes	5.750%	11/22/23	2,942,000	3,288,494
Republic of Hungary, Senior Notes	5.375%	3/25/24	300,000	330,188
Total Hungary				3,618,682

See Notes to Financial Statements.

22	Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Indonesia — 2.0%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	265,000		$278,909	(c)
Republic of Indonesia, Senior Bonds	8.375%	3/15/34	209,000,000	IDR	15,391
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	4,635,000		5,573,541	(c)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	3,369,000		3,794,858	(a)
Total Indonesia					9,662,699
Ivory Coast — 0.6%
Republic of Cote D’Ivoire, Senior Bonds	5.750%	12/31/32	3,059,100		2,833,568	(c)
Jamaica — 0.2%
Government of Jamaica, Senior Notes	8.000%	3/15/39	750,000		819,225
Jordan — 0.2%
Kingdom of Jordan, Senior Notes	5.750%	1/31/27	850,000		801,652	(a)
Kenya — 0.1%
Republic of Kenya, Senior Notes	6.875%	6/24/24	530,000		506,018	(a)
Lithuania — 0.5%
Republic of Lithuania, Senior Notes	6.125%	3/9/21	2,160,000		2,435,400	(a)
Mexico — 0.2%
United Mexican States, Medium-Term Notes	6.050%	1/11/40	124,000		131,905
United Mexican States, Senior Notes	5.125%	1/15/20	220,000		237,050
United Mexican States, Senior Notes	4.000%	10/2/23	164,000		164,000
United Mexican States, Senior Notes	4.750%	3/8/44	730,000		649,700
Total Mexico					1,182,655
Pakistan — 0.1%
Republic of Pakistan, Senior Bonds	7.250%	4/15/19	260,000		273,170	(a)
Panama — 0.1%
Republic of Panama, Senior Bonds	6.700%	1/26/36	460,000		566,950
Paraguay — 0.1%
Republic of Paraguay, Senior Bonds	5.000%	4/15/26	730,000		731,825	(a)
Peru — 1.5%
Republic of Peru, Senior Bonds	7.350%	7/21/25	1,250,000		1,617,187
Republic of Peru, Senior Bonds	8.750%	11/21/33	2,604,000		3,840,900
Republic of Peru, Senior Bonds	6.550%	3/14/37	1,404,000		1,783,080
Total Peru					7,241,167
Poland — 1.0%
Republic of Poland, Senior Notes	6.375%	7/15/19	400,000		445,552
Republic of Poland, Senior Notes	5.125%	4/21/21	1,390,000		1,525,212
Republic of Poland, Senior Notes	5.000%	3/23/22	2,852,000		3,124,543
Total Poland					5,095,307

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report	23

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Russia — 2.3%
Russian Federal Bond, Bonds	7.050%	1/19/28	71,630,000	RUB	$989,974
Russian Foreign Bond — Eurobond, Senior Bonds	4.875%	9/16/23	1,200,000		1,264,529	(a)
Russian Foreign Bond — Eurobond, Senior Bonds	12.750%	6/24/28	42,000		70,853	(c)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	3,259,220		3,929,918	(c)
Russian Foreign Bond — Eurobond, Senior Bonds	5.875%	9/16/43	4,400,000		4,806,450	(a)
Total Russia					11,061,724
Senegal — 0.1%
Republic of Senegal, Bonds	6.250%	7/30/24	450,000		448,713	(c)
Sri Lanka — 0.6%
Republic of Sri Lanka, Senior Bonds	6.825%	7/18/26	1,940,000		1,954,756	(a)
Republic of Sri Lanka, Senior Notes	6.250%	7/27/21	760,000		783,750	(c)
Republic of Sri Lanka, Senior Notes	5.875%	7/25/22	200,000		200,517	(c)
Total Sri Lanka					2,939,023
Tunisia — 0.1%
Banque Centrale de Tunisie SA, Senior Bonds	5.750%	1/30/25	490,000		450,800	(a)
Turkey — 0.2%
Republic of Turkey, Senior Bonds	5.750%	3/22/24	260,000		262,324
Republic of Turkey, Senior Bonds	11.875%	1/15/30	575,000		868,949
Total Turkey					1,131,273
Ukraine — 0.1%
Republic of Ukraine, Senior Notes	7.750%	9/1/20	550,000		524,716	(a)
United Arab Emirates — 0.4%
Abu Dhabi Government International Bond, Senior Notes	3.125%	5/3/26	1,950,000		1,920,740	(a)
Venezuela — 0.3%
Bolivarian Republic of Venezuela, Senior Bonds	8.250%	10/13/24	3,000,000		1,300,500	(c)
Vietnam — 0.0%
Republic of Vietnam, Senior Bonds	6.750%	1/29/20	200,000		219,416	(c)
Total Sovereign Bonds (Cost — $99,586,399)					104,325,627
U.S. Government & Agency Obligations — 6.0%
U.S. Government Obligations — 6.0%
U.S. Treasury Bonds	2.250%	8/15/46	3,000,000		2,538,867
U.S. Treasury Notes	1.375%	9/30/20	9,700,000		9,596,181
U.S. Treasury Notes	1.375%	4/30/21	5,000,000		4,912,110
U.S. Treasury Notes	1.125%	9/30/21	1,000,000		966,368
U.S. Treasury Notes	1.500%	8/15/26	4,000,000		3,694,532
U.S. Treasury Notes	2.000%	11/15/26	7,760,000		7,509,313
Total U.S. Government & Agency Obligations (Cost — $29,701,640)					29,217,371

See Notes to Financial Statements.

24	Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security‡		Shares	Value
Common Stocks — 1.3%
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Bossier Casino Venture Holdco Inc.		65,403	$607,594	*(d)
Energy — 1.1%
Energy Equipment & Services — 0.1%
Hercules Offshore Inc.		37,071	44,485	*
KCAD Holdings I Ltd.		77,972,021	725,140	*(d)
Total Energy Equipment & Services			769,625
Oil, Gas & Consumable Fuels — 1.0%
Magnum Hunter Resources Corp.		175,022	2,012,753	*
MWO Holdings LLC		417	400,791	*(d)
Pacific Exploration and Production Corp.		35,250	1,406,162	*(d)
Pacific Exploration and Production Corp.		24,055	940,108	*
Total Oil, Gas & Consumable Fuels			4,759,814
Total Energy			5,529,439
Health Care — 0.0%
Health Care Providers & Services — 0.0%
Physiotherapy Associates Holdings Inc. (Escrow)		12,000	142,920	*(d)
Industrials — 0.1%
Marine — 0.1%
DeepOcean Group Holding AS		82,842	236,928	*(d)
Road & Rail — 0.0%
Jack Cooper Enterprises Inc.		724	0	*(d)(f)
Total Industrials			236,928
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd.		2,829,266	0	*(d)(f)
Total Common Stocks (Cost — $12,019,757)			6,516,881

	Rate
Convertible Preferred Stocks — 0.6%
Health Care — 0.6%
Pharmaceuticals — 0.6%
Allergan PLC (Cost — $3,197,718)	5.500%	3,946	2,829,282
Preferred Stocks — 0.0%
Financials — 0.0%
Diversified Financial Services — 0.0%
Citigroup Capital XIII (Cost — $155,287)	7.257%	5,950	154,581	(g)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report	25

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset Global High Income Fund Inc.

Security‡		Expiration Date	Contracts	Value
Purchased Options — 0.0%
U.S. Dollar/Saudi Arabian Riyal, Call @ 3.84 SAR (Cost — $201,738)		1/17/17	9,427,000	$4,563

			Warrants
Warrants — 0.0%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost — $0)		4/15/20	9,125	23,497
Total Investments before Short-Term Investments (Cost — $624,599,299)				640,025,528

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 1.4%
Repurchase Agreements — 1.0%
Deutsche Bank Securities Inc. repurchase agreement dated 11/30/16; Proceeds at maturity — $5,000,035; (Fully collateralized by U.S. government obligations, 0.125% due 4/15/19; Market value — $5,100,000) (Cost — $5,000,000)	0.250%	12/1/16	5,000,000	5,000,000

			Shares
Money Market Funds — 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $2,148,585)	0.284%		2,148,585	2,148,585
Total Short-Term Investments (Cost — $7,148,585)				7,148,585
Total Investments — 132.2% (Cost — $631,747,884#)				647,174,113
Liabilities in Excess of Other Assets — (32.2)%				(157,756,245)
Total Net Assets — 100.0%				$489,417,868

†	Face amount denominated in U.S. dollars, unless otherwise noted.

‡	Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding and any additional expenses.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	The coupon payment on these securities is currently in default as of November 30, 2016.

(f)	Value is less than $1.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

See Notes to Financial Statements.

26	Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report

Western Asset Global High Income Fund Inc.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
OJSC	— Open Joint Stock Company
RUB	— Russian Ruble
SAR	— Saudi Arabian Riyal

Summary of Investments by Country** (unaudited)
United States	54.4%
United Kingdom	5.2
Brazil	4.9
Argentina	4.0
Russia	3.2
Mexico	2.6
Colombia	2.4
Indonesia	2.2
Luxembourg	2.1
France	1.9
Peru	1.9
Canada	1.4
Netherlands	1.1
Hungary	0.9
Italy	0.9
Poland	0.8
Venezuela	0.7
Dominican Republic	0.6
Ecuador	0.5
Spain	0.5
Sri Lanka	0.5
Chile	0.4
Germany	0.4
Ivory Coast	0.4

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report	27

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset Global High Income Fund Inc.

Summary of Investments by Country** (unaudited) (cont’d)
United Arab Emirates	0.4%
India	0.4
Lithuania	0.4
Morocco	0.4
Costa Rica	0.3
Turkey	0.3
Croatia	0.3
China	0.2
Ghana	0.2
Malaysia	0.2
Gabon	0.2
Switzerland	0.1
Ireland	0.1
Armenia	0.1
Jamaica	0.1
Jordan	0.1
Australia	0.1
Paraguay	0.1
Qatar	0.1
Panama	0.1
Ukraine	0.1
Egypt	0.1
Kenya	0.1
Tunisia	0.1
Senegal	0.1
Honduras	0.1
South Korea	0.1
New Zealand	0.1
Pakistan	0.0	‡
Norway	0.0	‡
Vietnam	0.0	‡
Oman	0.0	‡
Kuwait	0.0	‡
Bahamas	0.0	‡
Cayman Islands	0.0	‡
Short-Term Investments	1.1
	100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of November 30, 2016 and are subject to change.
‡	Represents less than 0.1%

See Notes to Financial Statements.

28	Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report

Statement of assets and liabilities (unaudited)

November 30, 2016

Assets:
Investments, at value (Cost — $631,747,884)	$647,174,113
Foreign currency, at value (Cost — $672,008)	662,675
Cash	135,038
Interest and dividends receivable	10,454,574
Receivable for securities sold	6,384,418
Unrealized appreciation on forward foreign currency contracts	1,320,052
Deposits with brokers for futures contracts	185,002
Receivable from broker — variation margin on open futures contracts	46,463
Prepaid expenses	13,325
Other receivables	32,430
Total Assets	666,408,090

Liabilities:
Loan payable (Note 5)	166,000,000
Payable for securities purchased	9,000,443
Unrealized depreciation on forward foreign currency contracts	1,255,419
Investment management fee payable	433,465
Interest payable	140,042
Directors’ fees payable	7,316
Accrued expenses	153,537
Total Liabilities	176,990,222
Total Net Assets	$489,417,868

Net Assets:
Par value ($0.001 par value; 45,242,170 shares issued and outstanding; 100,000,000 shares authorized) (Note 8)	$45,242
Paid-in capital in excess of par value	645,369,800
Overdistributed net investment income	(6,314,391)
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(165,147,911)
Net unrealized appreciation on investments and foreign currencies	15,465,128
Total Net Assets	$489,417,868

Shares Outstanding	45,242,170

Net Asset Value	$10.82

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report	29

Statement of operations (unaudited)

For the Six Months Ended November 30, 2016

Investment Income:
Interest	$19,740,101
Dividends	97,940
Less: Foreign taxes withheld	(29)
Total Investment Income	19,838,012

Expenses:
Investment management fee (Note 2)	2,410,557
Interest expense (Note 5)	1,154,918
Reorganization fees (Note 7)	66,024
Transfer agent fees	61,602
Legal fees	55,478
Directors’ fees	50,023
Audit and tax fees	38,629
Shareholder reports	21,792
Custody fees	19,697
Stock exchange listing fees	13,564
Commitment fees (Note 5)	10,993
Insurance	3,845
Miscellaneous expenses	13,434
Total Expenses	3,920,556
Less: Fee waivers and/or expense reimbursements (Note 2)	(141,797)
Net Expenses	3,778,759
Net Investment Income	16,059,253

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(62,027)
Futures contracts	652,242
Foreign currency transactions	1,768,419
Net Realized Gain	2,358,634
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	7,260,081
Futures contracts	(17,651)
Foreign currencies	(225,499)
Change in Net Unrealized Appreciation (Depreciation)	7,016,931
Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	9,375,565
Increase in Net Assets From Operations	$25,434,818

See Notes to Financial Statements.

30	Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended November 30, 2016 (unaudited) and the Year Ended May 31, 2016	November 30	May 31

Operations:
Net investment income	$16,059,253	$30,057,931
Net realized gain (loss)	2,358,634	(42,597,137)
Change in net unrealized appreciation (depreciation)	7,016,931	(6,858,684)
Increase (Decrease) in Net Assets From Operations	25,434,818	(19,397,890)

Distributions to Shareholders From (Note 1):
Net investment income	(22,030,302)	(35,866,503)
Decrease in Net Assets From Distributions to Shareholders	(22,030,302)	(35,866,503)

Fund Share Transactions:
Net assets of shares issued in connection with merger (14,188,991 shares issued) (Note 7)	158,537,307	—
Cost of aggregate fractional shares repurchased (71 aggregate fractional shares repurchased) (Note 7)	(787)	—
Increase in Net Assets From Fund Share Transactions	158,536,520	—
Increase (Decrease) in Net Assets	161,941,036	(55,264,393)

Net Assets:
Beginning of period	327,476,832	382,741,225
End of period*	$489,417,868	$327,476,832
*Includes overdistributed net investment income of:	$(6,314,391)	$(177,649)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report	31

Statement of cash flows (unaudited)

For the Six Months Ended November 30, 2016

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$25,434,818
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(251,114,572)
Sales of portfolio securities	267,478,646
Net purchases, sales and maturities of short-term investments	(5,651,952)
Net amortization of premium (accretion of discount)	(881,577)
Increase in receivable for securities sold	(3,652,576)
Increase in interest and dividends receivable†	602,033
Increase in receivable from broker — variation margin on open futures contracts	(46,463)
Decrease in prepaid expenses	8,548
Decrease in other receivables†	4,769
Increase in deposits with brokers for futures contracts†	(53,928)
Decrease in payable for securities purchased†	(2,032,267)
Increase in investment management fee payable†	5,612
Increase in Directors’ fees payable	743
Increase in interest payable	52,620
Decrease in accrued expenses†	(197,231)
Decrease in payable to broker — variation margin on open futures contracts	(7,625)
Net realized loss on investments	62,027
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency transactions	(7,062,600)
Net Cash Used in Operating Activities*	22,949,025

Cash Flows From Financing Activities:
Distributions paid on Common Stock	(22,030,302)
Payment for fractional shares repurchased	(787)
Decrease in due to custodian	(1,100,225)
Net Cash Provided by Financing Activities	(23,131,314)
Net Increase in Cash	(182,289)
Cash at Beginning of Period	404,491
Cash Acquired in Connection with the Reorganization	575,511
Cash at End of Period	$797,713

*	Included in operating expenses is cash of $1,108,750 paid for interest and commitment fees on borrowings.

†	Excludes assets and liabilities acquired in reorganization.

See Notes to Financial Statements, Note 7 for more information on the non-cash activities related to the reorganization.

See Notes to Financial Statements.

32	Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
	2016[1,2]	2016[2]	2015[2]	2014[2]	2013[2]	2012

Net asset value, beginning of period	$10.55	$12.33	$13.59	$13.71	$12.80	$13.62

Income (loss) from operations:
Net investment income	0.42	0.97	0.99	1.06	1.11	1.19
Net realized and unrealized gain (loss)	0.43	(1.59)	(1.09)	(0.02)	0.96	(0.85)
Total income (loss) from operations	0.85	(0.62)	(0.10)	1.04	2.07	0.34

Less distributions from:
Net investment income	(0.58) [3]	(1.16)	(1.16)	(1.16)	(1.16)	(1.16)
Total distributions	(0.58)	(1.16)	(1.16)	(1.16)	(1.16)	(1.16)

Net asset value, end of period	$10.82	$10.55	$12.33	$13.59	$13.71	$12.80

Market price, end of period	$9.53	$9.52	$10.91	$12.91	$13.30	$12.85
Total return, based on NAV[4,5]	8.10%	(4.66)%	(0.66)%	8.12%	16.51%	2.81%
Total return, based on Market Price[6]	6.08%	(1.08)%	(6.76)%	6.59%	12.77%	5.32%

Net assets, end of period (000s)	$489,418	$327,477	$382,741	$422,015	$425,790	$395,093

Ratios to average net assets:
Gross expenses	1.85%[7,8]	1.79%[8]	1.55%	1.53%	1.53%	1.56%
Net expenses[9]	1.79 [7,8]	1.72 [8]	1.48	1.46	1.47	1.50
Net investment income	7.59 [7]	8.99	7.74	7.98	8.08	9.26

Portfolio turnover rate	44%	71%	40%	40%	40%	33%

Supplemental data:
Loan Outstanding, End of Period (000s)	$166,000	$120,000	$125,000	$90,000	$100,000	$100,000
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[10]	$3,948	$3,729	$4,062	$5,689 [11]	$5,258 [11]	$4,951 [11]
Asset Coverage Ratio for Loan Outstanding[10]	395%	373%	406%	569%	526%	495%
Weighted Average Loan (000s)	$143,628	$120,027	$102,205	$99,863	$100,000	$100,000
Weighted Average Interest Rate on Loan	1.60%	1.18%	0.97%	0.96%	1.08%	1.10%

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report	33

Financial highlights (cont’d)

[1]	For the six months ended November 30, 2016 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring reorganization fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.76% and 1.69%, respectively, for the year ended May 31, 2016 and 1.82% and 1.75%, respectively, for the six months ended November 30, 2016.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[11]	Added to conform to current period presentation.

See Notes to Financial Statements.

34	Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return. Under normal market conditions, the Fund invests in a global portfolio of securities consisting of below investment grade fixed income securities, emerging market fixed income securities and investment grade fixed income securities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

36	Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$83,325,103	$1,075,693		$84,400,796
Energy	—	102,947,669	438,265		103,385,934
Materials	—	56,303,346	0	*	56,303,346
Other corporate bonds & notes	—	241,375,961	—		241,375,961
Asset-backed securities	—	588,483	364,070		952,553
Collateralized mortgage obligations	—	736,170	—		736,170
Convertible bonds & notes	—	2,728,346	—		2,728,346
Senior loans:
Consumer discretionary	—	1,157,846	651,750		1,809,596
Energy	—	563,655	2,060,411		2,624,066
Health care	—	1,488,049	—		1,488,049
Utilities	—	—	1,148,909		1,148,909
Sovereign bonds	—	104,325,627	—		104,325,627
U.S. government & agency obligations	—	29,217,371	—		29,217,371
Common stocks:
Consumer discretionary	—	—	607,594		607,594
Energy	$2,997,346	1,406,162	1,125,931		5,529,439
Health care	—	—	142,920		142,920
Industrials	—	—	236,928		236,928
Materials	—	—	0	*	0	*
Convertible preferred stocks	2,829,282	—	—		2,829,282
Preferred stocks	154,581	—	—		154,581
Purchased options	—	4,563	—		4,563
Warrants	—	23,497	—		23,497
Total long-term investments	$5,981,209	$626,191,848	$7,852,471		$640,025,528
Short-term investments†:
Repurchase agreements	—	5,000,000	—		5,000,000
Money market funds	2,148,585	—	—		2,148,585
Total short-term investments	2,148,585	5,000,000	—		7,148,585
Total investments	$8,129,794	$631,191,848	$7,852,471		$647,174,113
Other financial instruments:
Forward foreign currency contracts	—	1,320,052	—		1,320,052
Total	$8,129,794	$632,511,900	$7,852,471		$648,494,165

Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$1,255,419	—	$1,255,419

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At November 30, 2016, securities valued at $2,012,753 were transferred from Level 2 to Level 1 within the fair value hierarchy because of the availability of a quoted price in an active market for an identical instrument.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Discretionary	Energy		Materials		Asset-Backed Securities
Balance as of May 31, 2016	$708,670	$0	*	$0	*	—
Accrued premiums/discounts	11,766	—		—		—
Realized gain (loss)[1]	—	—		—		—
Change in unrealized appreciation (depreciation)[2]	(11,765)	—		8		—
Purchases	62,235	—		—		—
Sales	—	—		(8)		—
Acquired in connection with merger	304,787	0	*	0	*	—
Transfers into Level 3[3]	—	438,265		—		$364,070
Transfers out of Level 3[4]	—	—		—		—
Balance as of November 30, 2016	$1,075,693	$438,265		$0	*	$364,070
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2016[2]	$(11,765)	—		$8		—

	Senior Loans
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Utilities
Balance as of May 31, 2016	$719,549	$1,238,910	$1,016,361
Accrued premiums/discounts	4,096	4,350	5,597
Realized gain (loss)[1]	196	(829)	(8,242)
Change in unrealized appreciation (depreciation)[2]	20,992	216,170	(6,226)
Purchases	164,396	1,831,878	—
Sales	(2,600)	(1,782,787)	(293,557)
Acquired in connection with merger	189,750	552,719	434,976
Transfers into Level 3[3]	—	—	—
Transfers out of Level 3[4]	(444,629)	—	—
Balance as of November 30, 2016	$651,750	$2,060,411	$1,148,909
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2016[2]	$(193)	$216,170	$(6,226)

38	Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report

	Common Stocks
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Health Care	Industrials	Materials		Total
Balance as of May 31, 2016	$426,047	—	$99,535	$315,507	$1		$4,524,580
Accrued premiums/discounts	—	—	—	—	—		25,809
Realized gain (loss)[1]	—	—	—	—	—		(8,875)
Change in unrealized appreciation (depreciation)[2]	7,841	$242,099	510	(273,038)	(1)		196,590
Purchases	—	416,000	—	—	—		2,474,509
Sales	—	—	—	—	—		(2,078,952)
Acquired in connection with merger	173,706	467,832	42,875	194,459	0	*	2,361,104
Transfers into Level 3[3]	—	—	—	—	—		802,335
Transfers out of Level 3[4]	—	—	—	—	—		(444,629)
Balance as of November 30, 2016	$607,594	$1,125,931	$142,920	$236,928	$0	*	$7,852,471
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2016[2]	$7,841	$242,098	$510	$(273,038)	$(1)		$175,404

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

40	Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar

Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the

42	Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report

derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of November 30, 2016, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $1,255,419. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings. LMPFA implemented a voluntary investment management fee waiver of 0.05% beginning on March 1, 2010 and then continuing through December 31, 2017, which reduced the annual rate of that fee to 0.80%.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain subadvisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund and are compensated by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore monthly a subadvisory fee of 0.30% on assets managed by each subadviser.

44	Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report

During the periods in which the Fund utilizes financial leverage, the fee paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

During the six months ended November 30, 2016, fees waived and/or expenses reimbursed amounted to $141,797.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended November 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$147,866,223	$103,248,349
Sales	179,568,631	87,910,015

At November 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$44,067,240
Gross unrealized depreciation	(28,641,011)
Net unrealized appreciation	$15,426,229

At November 30, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	109,700,000	USD	1,634,342	Citibank N.A.	12/9/16	$(32,683)
EUR	16,752,577	USD	18,803,427	Citibank N.A.	1/20/17	(1,001,220)
EUR	2,400,000	USD	2,669,774	Barclays Bank PLC	2/13/17	(116,503)
EUR	80,000	USD	86,556	Citibank N.A.	2/13/17	(1,447)
USD	902,040	EUR	811,465	Citibank N.A.	2/13/17	38,753
USD	1,383,899	GBP	1,108,078	Citibank N.A.	2/13/17	(5,207)
USD	446,793	PLN	1,746,895	Citibank N.A.	2/13/17	31,541
USD	1,530,849	AUD	1,999,275	UBS AG	2/13/17	57,088
USD	25,646,621	EUR	22,985,993	UBS AG	2/13/17	1,192,670
USD	5,641,061	GBP	4,567,291	UBS AG	2/13/17	(84,579)
USD	4,843,480	PLN	20,434,157	Barclays Bank PLC	2/15/17	(13,780)
Total						$64,633

Abbreviations used in this table:
AUD	— Australian Dollar
EUR	— Euro
GBP	— British Pound
INR	— Indian Rupee
PLN	— Polish Zloty
USD	— United States Dollar

Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2016.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Purchased options[2]	$4,563
Forward foreign currency contracts	1,320,052
Total	$1,324,615

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$1,255,419

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$652,242	—	$652,242
Forward foreign currency contracts[1]	—	$1,845,791	1,845,791
Total	$652,242	$1,845,791	$2,498,033

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[1]	—	$(44,523)	$(44,523)
Futures contracts	$(17,651)	—	(17,651)
Forward foreign currency contracts[2]	—	(197,481)	(197,481)
Total	$(17,651)	$(242,004)	$(259,655)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

46	Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report

During the six months ended November 30, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$25,640
Futures contracts (to sell)†	3,522,643
Forward foreign currency contracts (to buy)	30,294,628
Forward foreign currency contracts (to sell)	42,253,995

†	At November 30, 2016, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at November 30, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$4,563	—	$4,563
Futures contracts[3]	46,463	—	46,463
Forward foreign currency contracts	1,320,052	—	1,320,052
Total	$1,371,078	—	$1,371,078

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at November 30, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$1,255,419	—	$1,255,419

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities.

5. Loan

Effective August 26, 2016 the Fund has a revolving credit agreement with State Street Bank and Trust Co. that allows the Fund to borrow up to an aggregate amount of $180,000,000 ($125,000,000 prior to August 26, 2016) and renews daily for a 270-day term unless notice to the contrary is given to the Fund. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25%. Prior to August 26, 2016, the Fund paid a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25% except that the commitment fee was 0.15% in the event that the aggregate outstanding principal balance of the loan was equal to or greater than 75% of $125,000,000. The interest on the loan is calculated at a variable rate based on the LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding and any additional expenses. Prior to August 26, 2016, to the extent of the borrowing outstanding, the Fund was required to maintain collateral in a special custody account at the Fund’s custodian on behalf of State

Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report	47

Notes to financial statements (unaudited) (cont’d)

Street Bank and Trust Co. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the six months ended November 30, 2016 was $1,154,918. For the six months ended November 30, 2016, the Fund incurred commitment fees of $10,993. At November 30, 2016, the Fund had $166,000,000 of borrowings outstanding per this credit agreement. For the six months ended November 30, 2016, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $143,628,415 and the weighted average interest rate was 1.60%.

6. Distributions subsequent to November 30, 2016

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
12/23/2016	12/30/2016	$0.08000
1/20/2017	1/27/2017	0.08000
2/17/2017	2/24/2017	0.08000

7. Transfer of net assets

On August 26, 2016, the Fund acquired the assets and certain liabilities of Western Asset Global High Income Inc. (the “Acquired Fund”), pursuant to a plan of reorganization approved by shareholders of both the Acquired Fund and the Fund. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Western Asset Global Partners Income Fund Inc.	14,188,991	$158,537,307	$346,966,649

As part of the reorganization, for each share they held, shareholders of the Acquired Fund received 0.910322 shares of the Fund. The Fund did not issue any fractional shares to shareholders of the Acquired Fund. In lieu thereof, the Fund purchased all fractional shares at the current net asset value of the shares and remitted the cash proceeds to former shareholders of the Acquired Fund in proportion to their fractional shares

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $8,206,372, accumulated net realized loss of $54,112,578 and overdistributed net investment income of $165,693. Total net assets of the Fund immediately after the transfer were $505,503,956. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

48	Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report

Proforma results of operations of the combined entity for the six months ended November 30, 2016, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$19,243,200
Net realized gain	2,164,141
Change in net unrealized appreciation/depreciation	16,410,808
Increase in net assets from operations	$37,818,149

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on August 26, 2016.

8. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended November 30, 2016, the Fund did not repurchase any shares.

9. Capital loss carryforward

As of May 31, 2016, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
5/31/2018	$(56,068,380)

This amount will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $54,932,448, which have no expiration date, must be used first to offset any such gains.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Western Asset Global High Income Fund Inc. 2016 Semi-Annual Report	49

Board approval of management agreement and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Global High Income Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore, and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 9 and 10, 2016, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

At a meeting held by conference call on November 2, 2016, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent counsel to review Contract Renewal Information in respect of the Legg Mason Closed-end Funds, including the Fund, received to that date. No representatives of the Manager or the Sub-Adviser participated in this meeting. The discussion below reflects all of these reviews.

50	Western Asset Global High Income Fund Inc.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board reviewed the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory

Western Asset Global High Income Fund Inc.	51

Board approval of management agreement and subadvisory agreements (unaudited) (cont’d)

duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of comparable funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged high yield closed-end funds, as classified by Broadridge, regardless of asset size. The Performance Universe ranged in size from a low of twenty-one funds, including the Fund, for the 10-year period ended June 30, 2016 to a high of thirty-three funds, including the Fund, for the 1-year period ended such date. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance was ranked in the third quintile among the funds in the Performance Universe for each of the 1- and 10-year periods ended June 30, 2016. The Broadridge Performance Information further showed that the Fund’s performance was ranked in the fourth quintile among the funds in the Performance Universe for the 3-year period ended June 30, 2016 and was ranked in the fifth quintile among the funds in the Performance Universe for the 5-year period ended such date. In these performance rankings, the first quintile represents funds with the best performance among the funds in the Performance Universe and the fifth quintile represents funds with poorest performance among the funds in the Performance Universe. The Fund’s performance was better than the Performance Universe median for the 1-year period but was worse than the Performance Universe median for each of 3-, 5- and 10-year periods. In reviewing the Fund’s performance relative

52	Western Asset Global High Income Fund Inc.

to the Performance Universe, the Manager noted, among other things, that the Fund’s performance was impaired during the 1-year period by its overweight positioning in lower rated debt and its bias toward U.S. credit. The Fund’s performance for the 1-year period also was impaired by its overweight exposure to the energy sector, which struggled for much of the period. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance relative to its benchmark for each of the 1-, 3-, 5- and 10-year periods ended June 30, 2016. On a net asset value basis, the Fund underperformed its benchmark for the 1-year period but outperformed its benchmark for each of the 3-, 5- and 10-year periods.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders particularly in light of the Fund’s longer term performance relative to its benchmark.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that a voluntary Management Fee waiver (the “Voluntary Management Fee Waiver”) initially implemented in 2010 would expire December 31, 2017. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and fourteen other leveraged high yield closed-end funds, as classified by Broadridge. The fifteen funds in the Expense Group had average net common share assets ranging from $241.2 million to $762.1 million. Six of the other Expense Group funds were larger than the Fund and eight were smaller.

Western Asset Global High Income Fund Inc.	53

Board approval of management agreement and subadvisory agreements (unaudited) (cont’d)

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Management Fee on a contractual basis was ranked eighth among the funds in the Expense Group (first being lowest and, therefore, best in these expense component rankings). The actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked sixth among the funds in the Expense Group whether compared on the basis of common share assets only or on the basis of common share and leveraged assets. The Broadridge Expense Information further showed that the Fund’s actual total expenses ranked fifth among the Expense Group funds compared on the basis of common share assets only and ranked sixth compared on the basis of common share and leveraged assets. Each of the Fund’s foregoing expense components was at or better (i.e., lower) than the Expense Group median for that expense component. The Board noted that the small number of funds in the Expense Group made meaningful expense comparisons difficult. The Board considered that the Fund’s expenses were reduced by the Voluntary Management Fee Waiver that was initially implemented in 2010 and will expire December 31, 2017.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above, including the changes in the Fund’s portfolio management team, into consideration and subject to concerns discussed below regarding the profitability to the

54	Western Asset Global High Income Fund Inc.

Manager in providing services to the Fund, the Board determined that the Management Fee and the Sub-Advisory Fees reflected the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2016 and March 31, 2015. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund, and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager during the period covered by the analysis had declined and remained at a level that the Board did not consider to be excessive in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund. However, the Board noted that the Voluntary Management Fee Waiver had reduced the Fund’s profitability level to the Manager and its affiliates during the period covered by the analysis and will expire December 31, 2017. Consequently, the Fund’s profitability level could increase for future periods.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory

Western Asset Global High Income Fund Inc.	55

Board approval of management agreement and subadvisory agreements (unaudited) (cont’d)

Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member may have attributed different weights to the various factors. On August 26, 2016, Western Asset Global High Income Fund, Inc. (“GDF”) was merged with and into the Fund following approval by the shareholders of each of the Fund and GDF (such merger transaction being hereinafter called the “Merger”). At the time of the Merger, GDF was a Legg Mason Closed-end Fund with assets of approximately $150 million. Although it was, and is, believed by the Board and the Manager that the Merger likely will benefit the Fund over time, the Manager did not identify the Merger or its impact as a factor, positive or negative, for consideration in the Board’s determination whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and the Merger, which occurred only a short time before the Contract Renewal Meeting, did not affect the Board’s determination in this regard given the speculative nature of any such future benefits at the time of the Contract Renewal Meeting. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

56	Western Asset Global High Income Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Global High Income Fund Inc. was held on September 30, 2016, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Robert D. Agdern	26,325,188	515,658
Eileen A. Kamerick	26,361,216	479,630
Riordan Roett	26,262,250	578,596

At November 30, 2016, in addition to Robert D. Agdern, Eileen A. Kamerick and Riordan Roett the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Jane Trust

Results of joint special meeting of shareholders

The Joint Special Meeting of Shareholders of Western Asset Global High Income Fund Inc. and Western Asset Global Partners Income Fund Inc. was held on July 22, 2016, for the purpose of considering and voting upon Proposal 1: To approve the merger of Western Asset Global Partners Income Fund Inc. with and into the Registrant in accordance with the Maryland General Corporation Law. The following table provides information concerning the matters voted upon at the Meeting:

Proposal 1: To approve the merger of Western Asset Global Partners Income Fund Inc. with and into the Registrant in accordance with the Maryland General Corporation Law.

Votes For	Votes Against	Abstain
15,616,520	1,138,888	492,889

Western Asset Global High Income Fund Inc.	57

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by Computershare, Inc. (“Computershare), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare as distribution paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by telephone at 1-888-888-0151. Such

58	Western Asset Global High Income Fund Inc.

withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

*  *  *

On December 15, 2016, the Fund announced that the Board of Directors has authorized changes to the Fund’s Dividend Reinvestment Plan (the “Plan”) with respect to dividend reinvestment determinations and transaction fees for Plan participants selling their shares. A copy of the revised Plan is included below.

Effective July 1, 2017, the Fund will use the dividend payment date to determine if new shares are issued or shares are purchased in the open market for Plan participants reinvesting their distributions. If on the payment date the closing market price (plus $0.03 per share commission) is at or above the net asset value (“NAV”), the Fund will issue new shares of common stock. Newly issued shares of common stock will be issued at a price equal to the greater of (a) the NAV per share on the date prior to issuance or (b) 95% of the closing market price per share. If the closing market price (plus $0.03 per share commission) is lower than the NAV per share on the payment date, the Plan Agent will receive the distribution in cash and purchase common stock in the open market. Fees paid by Plan participants to sell Fund shares will not change, with Plan participants paying a $5.00 transaction fee plus a $0.05 per share commission upon a sale of shares held pursuant to the Plan.

Western Asset Global High Income Fund Inc.	59

Dividend reinvestment plan (unaudited) (cont’d)

Revised dividend reinvestment plan:

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date;

60	Western Asset Global High Income Fund Inc.

otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Global High Income Fund Inc.	61

Western Asset

Global High Income Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and

Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention

Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Global High Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund

Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

Computershare Inc.

211 Quality Circle, Suite 210

College Station, TX 77845-447

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

EHI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Global High Income Fund Inc.

Western Asset Global High Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare, Inc.

211 Quality Circle, Suite 210,

College Station, TX

WASX010654 1/17 SR16-2973

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTNG POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global High Income Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 23, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	January 23, 2017